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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           -----------------------------------------------------------

                           AMENDMENT NO. 1 TO FORM 8-K/A1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2001
         --------------------------------------------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                    13-0853260
   -----------------------------------             -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                07087
   -----------------------------------                    --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Hanover Direct, Inc.'s Current Report on Form 8-K filed on April 3, 2001 is amended hereby by replacing Exhibit 20.1 thereto with Exhibit 20.1 hereto to correct certain minor typographical errors princapally in Consolidated Balance Sheets and the Consolidated Statements of Cash Flow.


EXHIBITS

Exhibit 20.1 Press Release dated April 3, 2001, discussing the fiscal 2000 operating results, expansion of its strategic realignment program and retention of Newmark Retail Financial Advisors LLC to explore certain asset sales.
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
                                             -----------------------------------
                                                           (Registrant)

April 3, 2001                            By: /s/  BRIAN C. HARRISS
                                             -----------------------------------
                                            Name: Brian C. Harriss
                                            Title:Senior Vice President and
                                                  Chief Financial Officer